EXHIBIT 32.2

UNIVAR INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 and in connection with the Annual Report on Form 10-K (the “Report”) for the fiscal year ended December 31, 2015, I, Carl J. Lukach, Executive Vice President, Chief Financial Officer of Univar Inc. (the “Company”), certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CARL J. LUKACH
Carl J. Lukach
Executive Vice President and Chief Financial Officer

March 3, 2016

This certification accompanies the Report and shall not, except to the extent required by the Exchange Act, be deemed filed by the Company. A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or it staff upon request.

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